UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 9, 2013

TEMPUR-PEDIC INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31922	33-1022198
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1713 Jaggie Fox Way
Lexington, Kentucky  40511
(Address of principal executive offices) (Zip Code)

(800) 878-8889
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

    On January 14, 2013, Tempur-Pedic International Inc. (the “Company”) issued a press release announcing the retirement of Matthew Clift, Executive Vice President of Global Operations.  The Board of Directors was notified of Mr. Clift's decision to retire on January 9, 2013.  A succession plan and search is already underway and Mr. Clift will continue to lead the global operations team until the transition to a successor is completed. Mr. Clift joined the Company as Executive Vice President, Operations on December 1, 2004.

    A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits

Exhibit	Description
99.1	Press Release dated January 14, 2013 titled “Matthew Clift to Retire as Tempur-Pedic’s Executive Vice President of Global Operations”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tempur-Pedic International Inc.

January 14, 2013	By:	/s/ DALE E. WILLIAMS
Dale E. Williams
Exective Vice Presisnt & Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated January 14, 2013 titled “Matthew Clift to Retire as Tempur-Pedic’s Executive Vice President of Global Operations”